                                                    Registration No. _________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  ------------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

         Ohio                                                34-0577130
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
           (Address of principal executive offices including zip code)

                           MPB EMPLOYEES' SAVINGS PLAN
                            (Full title of the plan)

                                 Larry R. Brown
                       Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                     (Name and address of agent for service)

                                 (330) 438-3000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


================================================================================================================================
Title of securities to        Amount to be            Proposed maximum            Proposed maximum             Amount of
   be registered(1)            registered         offering price per share    aggregate offering price      registration fee

--------------------------------------------------------------------------------------------------------------------------------
Common Stock
without par value             25,000 shares              $44.94 (2)                $1,123,500 (2)                $340.45
================================================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered pursuant to the MPB Employees' Savings Plan.

(2) Pursuant to Rule 457(h) and 457(c) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Stock on the New York Stock Exchange on November 18, 1996.

                                     PART II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-54360 on Form S-8 as filed by The Timken Company (the "Registrant") with the Securities and Exchange Commission on November 6, 1992, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

         The following Exhibits are being filed as part of this Registration
Statement:

         4(a) Amended Articles of Incorporation of the Registrant effective April 16, 1996 (filed as Exhibit 4(a) to the Registrant's Form S-8 dated April 16, 1996 (Registration No. 333-02553), and incorporated herein by reference).

         4(b) MPB Employees' Savings Plan (as Amended and Restated as of October 24, 1994).

         4(c) Amendment No. 1 to the MPB Employees' Savings Plan (as Amended and Restated as of October 24, 1994).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING THIS REGISTRATION STATEMENT ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CANTON, STATE OF OHIO, ON THIS 11TH DAY OF NOVEMBER, 1996.

                                          THE TIMKEN COMPANY

                                          By: /s/ Gene E. Little
                                             -------------------------
                                              Gene E. Little
                                              Vice President - Finance

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON NOVEMBER 11, 1996.

                  Signature                              Title
                  ---------                              -----
                            *                  Chairman - Board of Directors;
                  -----------------------
                  W. R. Timken, Jr.            Director

                            *                  President and Chief Executive
                  -----------------------      Officer; Director (Principal
                  Joseph F. Toot, Jr.          Executive Officer)

                            *                  Vice President - Finance
                  -----------------------      (Principal Financial Officer and
                  Gene E. Little               Principal Accounting Officer)

                            *                  Director
                  ------------------------
                  J. Clayburn LaForce, Jr.

                            *                  Director
                  ------------------------
                  Stanley C. Gault

                            *                  Director
                  ------------------------
                  Jay A. Precourt

                            *                  Director
                  ------------------------
                  Robert Anderson

                            *                  Director
                  ------------------------
                  Robert W. Mahoney

                            *                  Director
                  ------------------------
                  Martin D. Walker

                            *                  Director
                  ------------------------
                  John M. Timken, Jr.

                            *                  Director
                  ------------------------
                  Ward J. Timken

                            *                  Director
                  ------------------------
                  Charles H. West

                            *                  Director
                  ------------------------
                  Alton W. Whitehouse


* This Registration Statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.

DATED:   November 11, 1996

                                         By:  /s/ Gene E. Little
                                             -----------------------------------
                                              Gene E. Little, Attorney-in-Fact

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Keene, State of New Hampshire, on this 11th day of November, 1996.

                                          MPB EMPLOYEES' SAVINGS PLAN

                                          By: /s/ Wayne F. Crowell
                                             -----------------------------------
                                              Wayne F. Crowell
                                              Secretary & Treasurer
                                              of MPB Corporation

                                  EXHIBIT INDEX

     EXHIBIT
      NUMBER                                  EXHIBIT DESCRIPTION
     ------                                   -------------------
     4(a)            Amended Articles of Incorporation of the Registrant effective April
                     16, 1996 (filed as Exhibit 4(a) to the Registrant's Form S-8 dated
                     April 16, 1996, (Registration No. 333-02553), and incorporated herein by reference).

     4(b)            MPB Employees' Savings Plan (as Amended and Restated as of
                     October 24, 1994).

     4(c)            Amendment No. 1 to the MPB Employees' Savings Plan (as
                     Amended and Restated as of October 24, 1994).

     5               Opinion of Counsel.

     23(a)           Consent of Independent Auditors.

     23(b)           Consent of Counsel (included in Exhibit 5).

     24              Power of Attorney.